EXHIBIT 10.6

As of January 25, 2007

June McHugh
Ash Street Music
c/o Steven Gladstone, Esq.
Gladstone Baker Kelly
1227 17th Avenue South
Nashville, TN 37212

MEMORANDUM OF UNDERSTANDING

Dear Ms. McHugh:

When fully Executed, this Memorandum of Understanding will serve as the Agreement between Ash Street Music, 1508 16th Avenue South, Nashville, TN 37212 ("Ash Street") and Latigo Shore Music, Inc., a Delaware Corporation with its principal office at 26504 Latigo Shore Drive, Malibu, CA 90265 ("Latigo"), for Ash Street to sell, assign, transfer, and convey its share of the compositions written in whole or in part by Andrew Dorff, listed on the attached Schedule "A" and incorporated herein ("Compositions"), to Latigo.

1. Ash Street has agreed to sell and Latigo has agreed to purchase an undivided one hundred percent (100%) of Ash Street's ownership interest to the Compositions, including the copyright and any and all other rights, all interests in and copies of demonstration recordings, and all of Ash Street's documents, agreements, licenses and license correspondence (including but not limited to those involved with the compositions "It Should Have Been Me" and "So Big") pertaining to the Compositions. Ash Street also agrees to Execute the Assignment of Copyright attached to and made part of this Agreement as Schedule B.

2. As soon as practical after the execution of this Agreement, Ash Street will deliver to Latigo: (i) the Composition's demonstration recordings, copyright registrations and renewals, licenses and license correspondence; (ii) the songwriting agreement with Andrew Dorff; (iii) all pertinent information regarding Compositions that are "on hold" by recording artists, producers, or record companies; (iv) and all pertinent information regarding co-writers and co-publishers.

3. In consideration of the sale and delivery of the Compositions, Latigo will pay Ash Street the sum of Thirty Thousand Dollars ($30,000), in certified funds, upon the execution of this Agreement and the Assignment of Copyright. In addition, Latigo will pay to Ash Street fifty percent (50%) of the Net Publisher Share of income generated by the Compositions until Ash Street has received Twelve Thousand Five Hundred Dollars ($12,500). Net Publisher Share is defined as income received by Latigo from the exploitation of Compositions less writer royalties.

4. Latigo will account to Ash Street on a quarterly basis until Ash Street is paid in full. Latigo will render statements to Ash Street within sixty (60) days of the end of each calendar quarter, beginning the first full calendar quarter after the Execution of this Agreement. Each statement shall be binding unless Ash Street provides written notice to Latigo stating the reason for the objection within two (2) years after the date rendered. Ash Street may examine, or cause to be examined, Latigo's books pertaining to Compositions one time per year for the purpose of verifying a statement provided that Ash Street gives reasonable notice. Such examination must occur within two (2) years after the statement is rendered.

5. Ash Street warrants and represents that:

(a) It has the right to enter into this Agreement and that its share of the Compositions are free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(b) There are no outstanding advances with Performance Rights Organizations or sub-publishers with respect to which the Compositions may be subject to recoupment;

(c) That it controls and owns the Compositions and copyrights throughout the world;

(d) There is no threatened or pending litigation regarding the Compositions; and

(e) It will deliver any monies it receives from third parties in respect to the Compositions to Latigo.

6. Ash Street indemnifies and agrees to hold Latigo harmless against any claims made by a third party that are inconsistent with any of Ash Street's warranties and representations.

If the above is acceptable, please so indicate by signing below in the space provided for your signature. This memorandum will be binding until we execute a long-form agreement. In the event that we do not execute a long-form agreement, this memorandum will serve as our complete and binding agreement.

Very truly yours,

Steve Dorff o/b/o
Latigo Shore Music, Inc.

Acknowledged and Agreed:

~~Jim McHugh~~ An Authorized Signatory
Ash Street Music

Schedule "A"
Compositions – Page 1 of 3

1. Ain't Life Funny
2. All I Can Really Do
3. Alone Time
4. Another Rainy Day In Arizona
5. At This Point In My Life
6. Best Kept Secret
7. Best Mistake I Ever Made
8. Break Up Talk
9. Call Me Superman
10. Cool With Me
11. Couldn't Happen To Me
12. Country At Heart
13. Don't Say That
14. Forever After All
15. Frantic
16. Fun While It Lasted
17. Girl Like You
18. Happy Hour
19. Heading Off To Work
20. Heart Breaking News
21. Heavy
22. Hello Angel
23. His Shoes Are Killing Me
24. How Do You Love Me
25. I Feel Forever Coming On
26. I Hate Missin' You
27. I Never Was
28. I Told You So
29. I'll Still Be Loving You
30. I'm Outta Here
31. If It Makes You Happy
32. If You Love Me
33. If You Were Mine
34. It Don't Work Anymore
35. It Happens
36. It Should've Been Me
37. It's A Big Day
38. It's All Good
39. It's Gotta Be You
40. It's Not You, It's Her
41. John And Katie's Eyes
42. Just Knowing You
43. Keep It Together
44. Lonely Street
45. Looks Good On Paper

Schedule "A"
Compositions – Page 2 of 3

46. Love Don't Forget
47. Love You Never Forget
48. Love's Not Done With Me Yet
49. Make You Happy
50. Miss The Man
51. More
52. More Than Ever
53. More Than True
54. Most Of All
55. My Heart Just Took A Break
56. Never Been There
57. Not Just Me Anymore
58. Nothing About Goodbye
59. One Roll Of Film
60. One Thing In The Way
61. Party At Home
62. Patch Of Blue
63. Quit While I'm Ahead
64. Ready For This
65. Real People
66. Running Out Of You
67. She Wears It Well
68. So Big
69. Stationary
70. Sure Went By Too Fast
71. Terminal Of Life
72. Thank You For The Music
73. That Used To Be You And Me
74. That's Not Me
75. That's What Memories Are For
76. That's Where I Live
77. The Best Things In Life
78. The Big Picture
79. The Goodbye Side
80. The Long And The Short Of It
81. The Only Thing That Matters
82. The Other Side
83. The Wave
84. The Way You're Looking At Me
85. The Ways Of Your Changing Heart
86. The World As I Know It
87. There She Goes
88. This Ending Doesn't Fit
89. Til It Happens To You
90. Timing Is Everything

Schedule "A"
Compositions – Page 3 of 3

91. Two Became One
92. What Do You Think About That
93. What In The World
94. What Will
95. When It Matters Most
96. When It's Over
97. When Love's Not Really Love
98. When The Hero Dies
99. When They Think About Us
100. When You're Looking At Me
101. Where The Innocence Ends
102. Why Isn't Love
103. Wishful Drinking
104. You Don't Have To Ask
105. You Knew Me When
106. You Need Me
107. You're It For Me

Schedule "B"
Assignment of Copyright

The undersigned ("Assignor"), Ash Street Music, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby sells, conveys and assigns to Latigo Shore Music, Inc., its successors and assigns, that portion of the entire right, title and interest throughout the world and universe in and to those musical compositions set forth on Schedule "A" attached hereto the ownership or control of which was acquired by Assignor pursuant to an agreement with Andrew Dorff dated as of January 25, 2007.

Assignor has executed this instrument on this 31st day of January, 2007.

Ash Street Music

~~June McHugh~~ An Authorized Signatory

State of Tennessee
County of Davidson

Before me, STEVEN G. GLADSTONE, a Notary Public of said County and State, personally appeared Thomas L. Gould, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged herself to be the person named above and acknowledged under oath that she executed the foregoing instrument for the purposes therein contained of her own free act and deed.

Witness my hand and seal in Nashville, Tennessee, this 31st day of January, 2007.

STEVEN G. GLADSTONE NOTARY PUBLIC AT LARGE DAVIDSON CO., TENN.

Notary Public

My commission expires:
My Commission Expires JULY 24, 2010